Exhibit 99.1

Virtu Announces First Quarter 2026 Results

NEW YORK, NY, April 29, 2026 - Virtu Financial, Inc. (NYSE: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver innovative, transparent trading solutions to its clients and liquidity to the global markets, today reported results for the first quarter ended March 31, 2026.

First Quarter 2026:

•Net income of $346.6 million; Normalized Adjusted Net Income1 of $356.7 million
•Basic and diluted earnings per share of $1.99; Normalized Adjusted EPS1 of $2.24
•Total revenues of $1,095.3 million; Trading income, net, of $789.1 million; Net income Margin of 31.6%2
◦Adjusted Net Trading Income1 of $786.5 million
•Adjusted EBITDA1 of $520.6 million; Adjusted EBITDA Margin1 of 66.2%

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on June 15, 2026 to shareholders of record as of June 1, 2026.

Note 1: Non-GAAP financial measures. Please see "Non-GAAP Financial Measures and Other Items" for more information.
Note 2: Calculated by dividing Net income by Total revenue.

Exhibit 99.1

Financial Results

First Quarter 2026:

Total revenues increased 30.7% to $1,095.3 million for this quarter, compared to $837.9 million for the same period in 2025. Trading income, net, increased 33.8% to $789.1 million for the quarter compared to $590.0 million for the same period in 2025. Net income totaled $346.6 million for this quarter, compared to net income of $189.6 million in the prior year quarter.

Basic and diluted earnings per share for this quarter were $1.99, compared to basic and diluted earnings per share of $1.09 and $1.08, respectively, for the same period in 2025.

Adjusted Net Trading Income increased 58.2% to $786.5 million for this quarter, compared to $497.1 million for the same period in 2025. Adjusted EBITDA increased 62.7% to $520.6 million for this quarter, compared to $319.9 million for the same period in 2025. Normalized Adjusted Net Income increased 71.2% to $356.7 million for this quarter, compared to $208.3 million for the same period in 2025.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $2.24 for this quarter, compared to $1.30 for the same period in 2025.

Operating Segment Information

The Company has two operating segments: Market Making and Execution Services; and one non-operating segment: Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, fixed income, currencies, cryptocurrencies, and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers. The Company also provides proprietary technology and infrastructure, workflow technology, and trading analytics services to select third parties. The segment also includes the results of the Company's capital markets business, in which the Company acts as an agent for issuers in connection with at-the-market offerings and buyback programs.

Corporate contains the Company's investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the trading income, net, total revenues and Adjusted Net Trading Income by segment for the three months ended March 31, 2026 and 2025.

Total revenues by segment
(in thousands, unaudited)

	Three Months Ended March 31, 2026				Three Months Ended March 31, 2025
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$782,419	$6,727	$—	$789,146	$582,622	$7,361	$—	$589,983
Commissions, net and technology services	8,675	177,950	—	186,625	17,312	133,995	—	151,307
Interest and dividends income	125,062	2,456	—	127,518	106,438	2,615	—	109,053
Other, net	(459)	(2)	(7,501)	(7,962)	(15,200)	(2,963)	5,689	(12,474)
Total Revenues	$915,697	$187,131	$(7,501)	$1,095,327	$691,172	$141,008	$5,689	$837,869

Exhibit 99.1

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment
(in thousands, unaudited)

	Three Months Ended March 31, 2026				Three Months Ended March 31, 2025
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$782,419	$6,727	$—	$789,146	$582,622	$7,361	$—	$589,983
Commissions, net and technology services	8,675	177,950	—	186,625	17,312	133,995	—	151,307
Interest and dividends income	125,062	2,456	—	127,518	106,438	2,615	—	109,053
Brokerage, exchange, clearance fees and payments for order flow, net	(102,758)	(36,070)	—	(138,828)	(194,303)	(27,572)	—	(221,875)
Interest and dividends expense	(176,341)	(1,586)	—	(177,927)	(130,051)	(1,277)	—	(131,328)
Adjusted Net Trading Income	$637,057	$149,477	$—	$786,534	$382,018	$115,122	$—	$497,140

Financial Condition

As of March 31, 2026, Virtu had $1,030.2 million in cash, cash equivalents and restricted cash, and total long-term debt outstanding in an aggregate principal amount of $2,051.6 million.

Earnings Conference Call Information

Virtu Financial will host a conference call to review its first quarter 2026 financial performance today, April 29th, 2026, at 8:00 a.m. ET. Members of the public may listen to the conference call through an audio webcast through the Investor Relations section of the firm’s website ir.virtu.com/investor-relations.

Website Information

We routinely post important information for investors on the Investor Relations section of our website, ir.virtu.com/investor-relations and also from time to time may use social media channels, including our X account (x.com/virtufinancial) and our LinkedIn account (linkedin.com/company/virtu-financial), as an additional means of disclosing public information to investors, the media and others interested in us. It is possible that certain information we post on our website and on social media could be deemed to be material information, and we encourage investors, the media and others interested in us to review the business and financial information we post on our website and on the social media channels identified above, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website and our social media channels is not incorporated by reference into, and is not a part of, this document.

Exhibit 99.1

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use the following non-GAAP measures of financial performance:

•“Adjusted Net Trading Income”, which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange, clearance fees and payments for order flow, net. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our core business activities.

•“EBITDA”, which measures our operating performance by adjusting Net Income to exclude Financing interest expense on long-term borrowings, Debt issue cost related to debt refinancing, prepayment, and commitment fees, Depreciation and amortization, Amortization of purchased intangibles and acquired capitalized software, and Income tax expense, and “Adjusted EBITDA”, which measures our operating performance by further adjusting EBITDA to exclude severance, transaction advisory fees and expenses, termination of office leases, charges related to share-based compensation and other expenses, which includes reserves for legal matters, and Other, net, which includes gains and losses from strategic investments and the sales of businesses.

•“Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items, and other non-cash items, assuming that all vested and unvested Virtu Financial Units have been exchanged for Class A Common Stock, and applying an effective tax rate, which was approximately 24%.

•“Adjusted Operating Expenses”, which we calculate by adjusting total operating expenses to exclude severance, share based compensation, reserves for legal matters, termination of office leases, connectivity early termination and write-down of assets.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, and Normalized Adjusted EPS and Adjusted Operating Expenses are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of

Exhibit 99.1

Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;
•our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;
•they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
•they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
•they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share data)	2026	2025

Revenues:
Trading income, net	$789,146	$589,983
Interest and dividends income	127,518	109,053
Commissions, net and technology services	186,625	151,307
Other, net	(7,962)	(12,474)
Total revenues	1,095,327	837,869

Operating Expenses:
Brokerage, exchange, clearance fees and payments for order flow, net	138,828	221,875
Communication and data processing	66,875	59,803
Employee compensation and payroll taxes	208,355	119,356
Interest and dividends expense	177,927	131,328
Operations and administrative	29,073	22,136
Depreciation and amortization	16,429	15,932
Amortization of purchased intangibles and acquired capitalized software	11,783	11,783
Termination of office leases	(16)	10
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,656	1,681
Transaction advisory fees and expenses	—	338
Financing interest expense on long-term borrowings	34,845	29,891
Total operating expenses	685,755	614,133

Income before income taxes and noncontrolling interest	409,572	223,736
Provision for income taxes	62,976	34,101
Net income	$346,596	$189,635

Noncontrolling interest	(164,287)	(89,954)

Net income available for common stockholders	$182,309	$99,681

Earnings per share:
Basic	$1.99	$1.09
Diluted	$1.99	$1.08

Weighted average common shares outstanding
Basic	86,093,727	85,681,015
Diluted	86,093,727	86,047,558

Comprehensive income:
Net income	$346,596	$189,635
Other comprehensive income
Foreign exchange translation adjustment, net of taxes	(3,420)	4,740
Net change in unrealized cash flow hedges gain (loss), net of taxes	—	(2,110)
Comprehensive income	$343,176	$192,265
Less: Comprehensive income attributable to noncontrolling interest	(162,831)	(91,075)
Comprehensive income available for common stockholders	$180,345	$101,190

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended March 31,
(in thousands, except percentages)	2026	2025

Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$789,146	$589,983
Commissions, net and technology services	186,625	151,307
Interest and dividends income	127,518	109,053
Brokerage, exchange, clearance fees and payments for order flow, net	(138,828)	(221,875)
Interest and dividends expense	(177,927)	(131,328)
Adjusted Net Trading Income	$786,534	$497,140

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	346,596	189,635
Financing interest expense on long-term borrowings	34,845	29,891
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,656	1,681
Depreciation and amortization	16,429	15,932
Amortization of purchased intangibles and acquired capitalized software	11,783	11,783
Provision for income taxes	62,976	34,101
EBITDA	$474,285	$283,023
Severance	2,534	2,179
Transaction advisory fees and expenses	—	338
Termination of office leases	(16)	10
Other	9,311	12,501
Share based compensation	34,459	21,888
Adjusted EBITDA	$520,573	$319,939

Selected Operating Margins
GAAP Net income Margin (1)	31.6%	22.6%
Non-GAAP Net income Margin (2)	44.1%	38.1%
EBITDA Margin (3)	60.3%	56.9%
Adjusted EBITDA Margin (4)	66.2%	64.4%

1 Calculated by dividing Net income by Total revenue.
2 Calculated by dividing Net income by Adjusted Net Trading Income.
3 Calculated by dividing EBITDA by Adjusted Net Trading Income.
4 Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Reconciliation to Non-GAAP Operating Data (Unaudited)
(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended March 31,
(in thousands, except share and per share data)	2026	2025

Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$346,596	$189,635
Provision for income taxes	62,976	34,101
Income before income taxes and noncontrolling interest	$409,572	$223,736
Amortization of purchased intangibles and acquired capitalized software	11,783	11,783
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,656	1,681
Severance	2,534	2,179
Transaction advisory fees and expenses	—	338
Termination of office leases	(16)	10
Other	9,311	12,501
Share based compensation	34,459	21,888
Normalized Adjusted Net Income before income taxes	$469,299	$274,116
Normalized provision for income taxes (1)	112,632	65,787
Normalized Adjusted Net Income	$356,667	$208,329

Weighted Average Adjusted shares outstanding (2)	159,539,254	160,301,753

Normalized Adjusted EPS	$2.24	$1.30

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 24% for all periods presented.
(2) Assumes that (1) holders of all vested and unvested non-vesting Virtu Financial Units (together with corresponding shares of the Company's Class C common stock, par value $0.00001 per share (the “Class C Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of Class A Common Stock on a one-for-one basis, (2) holders of all Virtu Financial Units (together with corresponding shares of the Company's Class D common stock, par value $0.00001 per share (the “Class D Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of the Company's Class B common stock, par value $0.00001 per share (the “Class B Common Stock”) on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. Includes additional shares from the dilutive impact of options, restricted stock units and restricted stock awards outstanding under the Second Amended and Restated 2015 Management Incentive Plan during the three months ended March 31, 2026 and 2025.

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Condensed Consolidated Statements of Financial Condition (Unaudited)

(in thousands, except share data)	March 31, 2026	December 31, 2025

Assets
Cash and cash equivalents	$973,225	$1,061,697
Cash and securities segregated under regulations and other	56,976	64,744
Securities borrowed	3,055,305	3,191,138
Securities purchased under agreements to resell	1,644,231	988,929
Receivables from broker-dealers and clearing organizations	3,811,176	1,896,405
Receivables from customers	297,628	161,561
Trading assets, at fair value	13,003,187	10,551,557
Property, equipment and capitalized software, net	103,616	96,378
Operating lease right-of-use assets	201,273	213,707
Goodwill	1,148,926	1,148,926
Intangibles (net of accumulated amortization)	143,148	154,931
Deferred taxes	86,423	92,422
Other assets	590,146	528,341
Total assets	25,115,260	20,150,736

Liabilities and equity
Liabilities
Short-term borrowings, net	154,973	12,382
Securities loaned	3,723,360	3,477,831
Securities sold under agreements to repurchase	2,214,540	1,405,639
Payables to broker-dealers and clearing organizations	1,401,039	998,276
Payables to customers	69,601	43,103
Trading liabilities, at fair value	12,347,691	9,105,263
Tax receivable agreement obligations	166,453	181,855
Accounts payable and accrued expenses and other liabilities	568,457	652,352
Operating lease liabilities	247,500	261,169
Long-term borrowings, net	2,025,112	2,039,463
Total liabilities	22,918,726	18,177,333

Total equity	2,196,534	1,973,403

Total liabilities and equity	$25,115,260	$20,150,736

	As of March 31, 2026
Ownership of Virtu Financial LLC Interests:	Interests	%
Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	91,826,063	57.4%
Non-controlling Interests (Virtu Financial LLC)	68,061,925	42.6%
Total Virtu Financial LLC Interests	159,887,988	100.0%

Exhibit 99.1

About Virtu Financial, Inc.

Virtu is a leading provider of financial services and products that leverages cutting-edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to its clients. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology. Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income, cryptocurrency and myriad other commodities. In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre-, intra-, and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties, clients, and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short-term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and other potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Investor Relations
Matthew Sandberg
investor_relations@virtu.com